SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549


                                    FORM 8-K

                                 CURRENT REPORT

          Pursuant to Section 13 or 15(d) of the Securities Act of 1934



Date of Report (Date of earliest event reported)........ November 6, 1998


                          CHINA FOOD & BEVERAGE COMPANY
             ------------------------------------------------------
             (Exact name of registrant as specified in its charter)



           NEVADA                        0-11734                87-0548148
           ------                        -------                ----------
(State or other jurisdiction of        (Commission         (I.R.S. Employer
 incorporation or organization)         File No.)           Indentification No.)



                8 West 38th Street, 9th Floor, New York, NY 10018
                -------------------------------------------------
              (Address of principal executive offices and Zip Code)


Registrant's telephone number, including area code:  (212)  398-7833
                                                   -------------------

         ITEM 2.           ACQUISITION OR DISPOSITION OF ASSETS
         ------

         As of November 6, 1998, the Company's acquisition of 100% of the issued and outstanding stock of American China Development Corporation, a Bahamian corporation, from Dizon Investments Limited was rescinded. The purchase price received by the Seller was returned to the Company and the Agreement was made null and void.


         ITEM 7.           EXHIBITS
         ------

         Recision Agreement between China Food & Beverage Company and Dizon Investments Limited.

                                   SIGNATURES


         Pursuant to the requirements of the Securities Exchange Act of 1934, as amended the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

Date:    November 16, 1998


                                                   CHINA FOOD & BEVERAGE COMPANY
                                                   (Registrant)



                                                   By:/s/ James Tilton
                                                      --------------------------
                                                      James Tilton, President